UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: July 31, 2002

CONCERO INC.
(Exact name of registrant as specified in its charter)

Delaware                                    000-22327                                           74-2796054
       (State of Incorporation)                 (Commission File Number)                  (IRS Employer Identification Number)

6300 Bridgepoint Parkway, Building 1, Suite 100, Austin Texas 78730
(Address of principal executive offices)

(512) 343-6666
(Registrant's telephone number)

Item 5. Other Events

On July 31, 2002, Concero Inc. issued a press release announcing the anticipated delisting of Concero’s common stock from the Nasdaq National Market, effective as of August 1, 2002, the temporary listing of its common stock on the Nasdaq SmallCap Market and the anticipated listing of its common stock on the Over-the-Counter Bulletin Board effective as of August 7, 2002. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are included herein:

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     CONCERO INC.

           Date:  August 6, 2002                     /s/Keith D. Thatcher
                                                     --------------------------
                                                     Keith D. Thatcher
                                                     Corporate Secretary
Exhibit 99.1

CONTACT:
Keith Thatcher
512.342.3231
investorinfo@concero.com

CONCERO COMMON STOCK TO MOVE TO OVER-THE-COUNTER
BULLETIN BOARD

Will Trade Temporarily on Nasdaq SmallCap Market

        AUSTIN, TX, July 31, 2002…Concero Inc., a provider of interactive television solutions, today announced that it has been notified by Nasdaq that as a failure to meet the minimum bid price and market value of public float, its common stock will begin trading temporarily on the Nasdaq SmallCap Market, effective as of the opening of business on August 1, 2002. Concero has determined not to file a formal application for listing on the Nasdaq SmallCap Market. Consequently, Concero anticipates that its common stock will be delisted from the Nasdaq SmallCap Market as of the end of business on August 6, 2002. After delisting from the Nasdaq SmallCap Market, Concero anticipates that its common stock will trade on the OTC Bulletin Board (OTCBB), effective as of the opening of business on August 7, 2002.

        The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices and volume information in over-the-counter equity securities. OTCBB securities are traded by a community of market makers that enter quotes and report trades. Concero’s ticker symbol (CERO) will remain the same and can be viewed at www.otcbb.com.

About Concero

        Concero Inc. is a provider of interactive television solutions. Concero provides systems integration consulting services that enable cable operators, content providers and application providers to deliver compelling entertainment-on-demand services and other VOD-enabled applications and intends to provide related software products. Our solutions create engaging and entertaining user experiences and drive profitable, on-demand interactive services.

        Concero possesses unique delivery capabilities for supporting interactive television solutions. In conjunction with Motorola’s Horizon and Scientific-Atlanta’s CreativEdge developer programs, Concero operates state-of-the-art integration facilities with head-ends, set-top boxes, VOD servers, operating systems and middleware from Motorola, Scientific-Atlanta, SeaChange, Concurrent and other major technology providers. These assets combined with our dedicated and experienced team of interactive television consultants and software engineers offer customers substantial cost savings and rapid time-to-market benefits.

Forward-Looking Statements Disclosure

         “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve risks and uncertainties, including Concero’s ability to continue to market and sell its services, to address the interactive television market and other emerging markets, and to have its common stock quoted on the Over-the-Counter Bulletin Board. Forward-looking statements are based on current information and assumptions that by their nature are dynamic and subject to change. Forward-looking statements regarding quotation of Concero’s common stock on the Over-the-Counter Bulletin Board are subject to, among other things, (i) Concero remaining current on its periodic filings with the U.S. Securities and Exchange Commission, and (ii) Concero’s common stock being sponsored by a participating market maker that registers the common stock for quotation on the Over-the-Counter Bulletin Board.

        For further discussion of these and other factors, please refer to our recent filings with the SEC, particularly the Form 10-K filed March 29, 2002 and the Form 10-Q filed May 14, 2002.